POWER OF ATTORNEY

I, Gilbert G. Alvarado, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Gilbert G. Alvarado
Gilbert G. Alvarado, Trustee

POWER OF ATTORNEY

I, Joseph B. Armes, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Joseph B. Armes
Joseph B. Armes, Trustee

POWER OF ATTORNEY

I, Gerard J. Arpey, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Gerard J. Arpey

Gerard J. Arpey, Trustee

POWER OF ATTORNEY

I, Brenda A. Cline, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Brenda A. Cline
Brenda A. Cline, Trustee

POWER OF ATTORNEY

I, Eugene J. Duffy, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Eugene J. Duffy
Eugene J. Duffy, Trustee

POWER OF ATTORNEY

I, Thomas M. Dunning, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Thomas M. Dunning

Thomas M. Dunning, Trustee

POWER OF ATTORNEY

I, Alan D. Feld, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Alan D. Feld

Alan D. Feld, Trustee

POWER OF ATTORNEY

I, Richard A. Massman, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Richard A. Massman

Richard A. Massman, Trustee

POWER OF ATTORNEY

I, Barbara J. McKenna, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ Barbara J. McKenna

Barbara J. McKenna, Trustee

POWER OF ATTORNEY

I, R. Gerald Turner, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Trinh N. Lai, and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 28th day of February, 2017.

/s/ R. Gerald Turner

R. Gerald Turner, Trustee